SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 29, 2001

                              SPORTSLINE.COM, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


           0-23337                                    65-0470894
  (Commission File Number)               (I.R.S. Employer Identification No.)

            2200 W. Cypress Creek Road
             Fort Lauderdale, Florida                          33309
     (Address of principal executive offices)               (Zip Code)

                                 (954) 351-2120
              (Registrant's telephone number, including area code)

Item 5. Other Events.

         On January 29, 2001, SportsLine.com, Inc., a Delaware corporation ("SportsLine.com") issued a press release announcing (i) a multi-year partnership with USA Networks' Electronic Commerce Solutions (ECS), whereby ECS will build and service SportsLine.com's retail infrastructure and (ii) that in a separate transaction, SportsLine.com acquired the domain names, trademarks and certain other assets associated with mvp.com, PlanetOutdoors.com, igogolf.com, tennisdirect.com and golfclubtrader.com. A copy of this press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

         On January 30, 2001, SportsLine.com announced its financial results for the fiscal quarter and fiscal year ended December 31, 2000. A copy of SportsLine.com's press release announcing these financial results is attached hereto as Exhibit 99.2 and the information contained therein is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         99.1     Press Release of SportsLine.com, Inc. dated January 29, 2001.

         99.2     Press Release of SportsLine.com, Inc. dated January 30, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SPORTSLINE.COM, INC.

Date: February 9, 2001                        By: /s/ Kenneth W. Sanders
                                                 -------------------------------
                                                  Kenneth W. Sanders
                                                  Chief Financial Officer

                              SPORTSLINE.COM, INC.

                               INDEX TO EXHIBITS

EXHIBIT NUMBER     DESCRIPTION
--------------     -----------
     99.1          Press Release of SportsLine.com, Inc. dated January 29, 2001

     99.2          Press Release of SportsLine.com, Inc. dated January 30, 2001